SECURITY AGREEMENT


     The undersigned, ACCESS SOLUTIONS, INC., a Delaware corporation with a principal place of business at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 (the "Debtor") hereby grants to MALCOLM G. CHACE an individual resident of the State of Rhode Island having an address c/o Point Gammon Corporation, 731 Hospital Trust Building, Providence, Rhode Island 02903 (the "Secured Party"), a security interest in certain of Debtor's assets, both presently owned and after acquired, and all proceeds thereof, as set forth below:

     All of Debtor's accounts, accounts receivable, contract rights, notes, drafts, acceptances, instruments and proceeds, claims and choses in action arising out of or in connection with that certain civil action now pending in the United States District Court for the District of Rhode Island captioned : Access Solutions International, Inc. v. Data/Ware Development, Inc. and Eastman Kodak Company, C.A.No. 97-0501-L (the "Lawsuit").

(all hereinafter sometimes collectively referred to as "Collateral"); to secure the payment of any and all indebtedness and liabilities whatsoever of Debtor to Secured Party whether direct, indirect, absolute or contingent, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, and arising in connection with that certain Loan Agreement of even date herewith by and between Debtor and Secured Party (the "Loan Agreement"), and that certain $1,000,000 Secured Promissory Note of even date herewith made by Debtor and payable to Secured Party (the "Note") (hereinafter sometimes referred to as "obligation" or "obligations").

I.   WARRANTIES AND COVENANTS

     Debtor hereby warrants and covenants that:

     A. Except for prior security interests previously disclosed to Secured Party (if any) and except for the security interest granted hereby, Debtor is the owner of presently owned Collateral and will be the owner of Collateral hereafter acquired free from any adverse lien, security interest or encumbrance, and Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

     B. Except for financing statements evidencing existing security interests previously disclosed to Secured Party (if any), no financing statements covering any Collateral are on file in any public office, and at the request of Secured Party, Debtor will join with Secured Party in executing one or more (i) financing statements pursuant to the Uniform Commercial Code; and (ii) other documents necessary or advisable to perfect the security interests evidenced hereby, all in form satisfactory to Secured Party, and Debtor will pay the cost of filing the same or filing or recording this agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable.

     C. Debtor will keep the Collateral free from any future adverse lien, security interest or encumbrances.

     D.  Debtor  will  keep  all  records   concerning  the  Collateral  at  the
location(s) listed on affixed Exhibit A. Debtor will not remove any of such records from said offices without written consent of Secured Party.

II.  ADDITIONAL RIGHTS OF THE PARTIES

     A. Secured Party may, at its election, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization, and in any event all such payments and expenses shall constitute an obligation hereunder.

     B. Until the occurrence of an Event of Default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

     C. Debtor hereby irrevocably designates and appoints Secured Party its true and lawful attorney with full power of substitution to execute, deliver, and record in the name of Debtor all financing statements, continuation statements, title certificate lien applications and other documents deemed by Secured Party to be necessary or advisable to perfect or to continue the perfection of the security interests granted hereunder.

     D. A carbon, photographic, or other reproduction of a security agreement or a financing statement is sufficient as a financing statement.

III. EVENTS OF DEFAULT

     Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (individually and collectively as "Event of Default"):

          (a) Failure by the Debtor to observe or perform any covenant or agreement referred to herein and any such failure remains unremedied for thirty (30) days after written notice thereof shall have been given to the Debtor by the Secured Party;

          (b)  The   falsity  in  any   material   respect   of  any   warranty,
     representation or statement made or furnished to Secured Party by or on behalf of Debtor;

          (c) Sale or transfer of any of the Collateral;

          (d) the occurrence of a default or an event of default under any agreement, instrument or other document between the Secured Party and the Debtor, including, without limitation, the Note and the Loan Agreement.

     In addition, this Security Agreement is entitled to the benefit of the Loan Agreement, which Loan Agreement, among other things, contains provisions for the acceleration of the maturity of the obligations secured hereby upon the happening of certain stated events of default, which events of default shall be deemed Events of Default under this Security Agreement.

IV.  REMEDIES

     A. If an Event of Default occurs:

               1. Secured Party may declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

               2. Secured Party may exercise and shall have any and all rights and remedies accorded it by the Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. The requirement of reasonable notice shall be met, if notice is mailed, postage prepaid, to Debtor or other person entitled thereto at least ten (10) days (including non-business days) before the time of sale or disposition of the Collateral. Debtor shall pay to Secured Party on demand any and all expenses, including legal expenses and attorney's fees, incurred or paid by Secured Party in protecting or enforcing any rights of Secured Party hereunder, including its right to take possession of the Collateral, storing and disposing of the same or in collecting the proceeds thereof.

               3. Secured Party shall have the right to notify any and all account debtors to make payment thereof directly to Secured Party. Debtor hereby irrevocably designates and appoints Secured Party its true and lawful attorney with full power of substitution in its own name or in the name of Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due and to become due on the Accounts and to endorse the name of Debtor on all commercial paper given in payment or part-payment thereof and in its discretion to file any claim or take any other action which Secured Party may deem necessary or appropriate to protect and preserve and realize upon the security interest of Secured Party in the Collateral.

     B. Debtor understands and agrees Secured Party may exercise its rights hereunder without affording Debtor an opportunity for a preseizure hearing before Secured Party, through judicial process or otherwise, takes possession of the Collateral upon the occurrence of an Event of Default, and Debtor expressly waives its constitutional right, if any, to such prior hearing.

     C. No delay in accelerating the maturity of any obligation as aforesaid or in taking any other action with respect to any Event of Default or in exercising any rights with respect to the Collateral shall affect the rights of Secured Party later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default.

     D. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind the successors or assigns of Debtor. This agreement was executed and delivered in the Rhode Island and all the provisions hereof shall be construed by and administered in accordance with the local laws of the Rhode Island, including without limitation the Uniform Commercial Code except to the extent that the perfection of security interests or the exercise of a secured party's remedies may be governed by the laws of a jurisdiction other than the Rhode Island. This agreement shall become effective when it is signed by Debtor. Debtor acknowledges receipt of a copy of this agreement.

     IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of May 8, 1998.


                                      ACCESS SOLUTIONS
                                      INTERNATIONAL, INC.


                                      By: /s/ Robert H. Stone
                                          --------------------------
                                      Name:   Robert H. Stone
                                      Title:  President and CEO


                                      MALCOLM G. CHACE


                                      /s/ Malcolm G. Chace
                                      ------------------------------
                                      Malcolm G. Chace

                                    EXHIBIT A

                          Business Locations of Debtor

     1. 650 Ten Rod Road, North Kingstown, RI 02852
     2. 611 Route 46, Hasbrouck Heights, NJ 17604

                                  EXHIBIT 2.02

              PAPERCLIP SOFTWARE, INC. MERGER TERMS AND CONDITIONS

                                  EXHIBIT 3.01

                                  SUBSIDIARIES

     PaperClip Acquisition Corp., a Delaware corporation.